[Exhibit 10.8]


                       Consent of Director


June 24, 2003



Gentlemen:

I hereby consent to the use of my name in the registration of the securities of Link Plus Corp. (Tax ID. # 52-1018174).

Sincerely,



/s/Anthony K. Sebro
5117 Columbia Road
Columbia, MD  21044